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Exhibit 10.2

FIFTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of May 6, 2004, is made by and among Huntsman LLC, a Utah limited liability company formerly known as Huntsman Company LLC ("Borrower"), Deutsche Bank Trust Company Americas ("Deutsche Bank"), as Administrative Agent for the Lenders (as such term is hereinafter defined) ("Administrative Agent"), and the undersigned financial institutions, including Deutsche Bank, in their capacities as Lenders.

W I T N E S S E T H:

        WHEREAS, the Borrower, the Administrative Agent and certain financial institutions parties thereto (each, a "Lender"; collectively, the "Lenders") are parties to that certain Amended and Restated Credit Agreement dated as of September 30, 2002 (as amended, the "Credit Agreement").

        WHEREAS, Borrower intends to issue unsecured indebtedness in order to, among other things, prepay the Term Loans and, to the extent permitted hereby, to prepay certain other indebtedness at certain of Borrower's Australian subsidiaries.

        WHEREAS, the undersigned desire to amend certain financial covenants found in the Credit Agreement.

        NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    DEFINITIONS.    Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Agreement, as amended hereby.

SECTION 2.    AMENDMENTS TO CREDIT AGREEMENT

        (a)    Section 4.2.    Clause (ii) of Section 4.2(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(ii) in the event the Borrower has made the Minimum Term B Prepayment, Borrower may retain an amount of net proceeds received from the issuance of equity or Permitted Junior Debt in excess thereof in an amount up to $25,000,000 for application as set forth below and in the further event that Borrower has paid the Term B Loans in full with the net proceeds of equity or Permitted Junior Debt, Borrower may retain an additional amount of such net proceeds up to $25,000,000 for application as set forth below provided that, in each case, no Event of Default or Unmatured Event of Default then exists and Borrower shall apply any such amount within fourteen (14) days to prepay outstanding indebtedness of HF II Australia Holdings Company LLC, Huntsman Australia Holdings Corp., HCPH Holdings Pty Limited or Huntsman Chemical Australia Unit Trust or any of their Subsidiaries; provided further, that pending such application, Borrower shall promptly apply such retained net proceeds to reduce the loans outstanding under the Priority Credit Agreement. To the extent that Borrower does not so apply such net proceeds at the end of the 14 day period, it shall on the first Business Day after the end of such 14 day period, apply such net proceeds to prepay the Term Loans in the manner set forth in Section 4.3."

        (b)    Section 8.7(g)    of the Credit Agreement is hereby amended by replacing the reference therein to $25,000,000 to $50,000,000.

        (c)    Section 9.1—Leverage Ratio.    Section 9.1 of the Credit Agreement is amended by deleting the chart found at the end thereof in its entity and replacing it with the following chart:

Date	Ratio
January 1, 2004 - March 31, 2004	8.70 to 1.0
April 1, 2004 - June 30, 2004	8.75 to 1.0
July 1, 2004 - September 30, 2004	8.25 to 1.0
October 1, 2004 - December 31, 2004	8.00 to 1.0
January 1, 2005 - March 31, 2005	7.50 to 1.0
April 1, 2005 - June 30, 2005	6.75 to 1.0
July 1, 2005 - September 30, 2005	6.25 to 1.0
October 1, 2005 - December 31, 2005	5.50 to 1.0
January 1, 2006 and thereafter	3.25 to 1.0

        (d)    Section 9.2—Interest Coverage Ratio.    Section 9.2 of the Credit Agreement is amended by deleting the chart found at the end thereof in its entity and replacing it with the following chart:

Date	Ratio
January 1, 2004 - December 31, 2004	1.30 to 1.0
January 1, 2005 - June 30, 2005	1.35 to 1.0
July 1, 2005 - September 30, 2005	1.50 to 1.0
October 1, 2005 - December 31, 2005r	1.75 to 1.0
January 1, 2006 and thereafter	2.75 to 1.0

        (e)    Section 9.3 Fixed Charged Ratio Coverage.    Section 9.3 of the Credit Agreement is amended by deleting the chart found at the end thereof in its entity and replacing it with the following chart:

Date	Ratio
January 1, 2004 - June 30, 2004	0.75 to 1.0
July 1, 2004 - September 30, 2004	0.80 to 1.0
October 1, 2004 - December 31, 2004	0.85 to 1.0
January 1, 2005 - March 31, 2005	0.90 to 1.0
April 1, 2005 - June 30, 2005	1.00 to 1.0
July 1, 2005 - September 30, 2005	1.10 to 1.0
October 1, 2005 and thereafter	1.25 to 1.0

SECTION 3.    REPRESENTATIONS AND WARRANTIES

        3.1.    Representations and Warranties.    In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

          (a)    Power and Authority.    The Borrower has the power and authority to execute, deliver and perform this Agreement and, in the case of the Borrower and each Credit Party, all agreements, documents and instruments executed and delivered pursuant to this Agreement and each of the Borrower and each Credit Party has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and all agreements, documents and instruments executed and delivered by it pursuant to this Agreement, as the case may be.

          (b)    Binding Obligation.    This Agreement has been duly executed and delivered by the Borrower and the Acknowledgement and Consent (as hereinafter defined) has been duly executed by each Subsidiary Guarantor, and such documents are the legal, valid and binding obligation of each such entity a party thereto, enforceable against such entity in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

          (c)    Incorporation of Representations and Warranties from the Credit Agreement.    After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct at and as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

          (d)    No Violation or Conflict.    Neither execution, delivery and performance of this Agreement or the Fourth Amendment to the Priority Credit Agreement of even date herewith by any Credit Party nor the transactions contemplated hereby will (i) contravene any provision of any Requirement of Law applicable to any Credit Party or (ii) conflict with or result in a breach by any Credit Party of any Organizational Document of any of them or any term of any Material Agreement.

          (e)    No Additional Consents Required.    No authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement other than those obtained and in full force and effect.

          (f)    Absence of Default.    No Event of Default or Unmatured Event of Default will exist or be continuing.

          (g)    Good Standing.    On the Effective Date, each Credit Party is a duly organized and validly existing entity in good standing in its jurisdiction of incorporation or formation.

          (h)    No Amendment to Bylaws.    A true and complete copy of the bylaws of each Credit Party (or equivalent document) has been delivered to the Administrative Agent prior to or on the date of this Agreement.

SECTION 4.    CONDITIONS PRECEDENT

        4.1.    Conditions to Effectiveness of Agreement.    This Agreement shall become effective upon satisfaction of the following conditions precedent:

          (a)    Execution and Delivery of Agreement.    The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Agreement.

          (b)    Execution and Delivery of Priority Credit Agreement Amendment.    The Borrower, the administrative agent under the Priority Credit Agreement, and the Required Lenders (as such term is defined in the Priority Credit Agreement) shall have executed and delivered that certain Fifth Amendment to the Priority Credit Agreement.

          (c)    Acknowledgement and Consent.    The Administrative Agent shall have an acknowledgement and consent dated the Effective Date in the form of Exhibit A attached hereto (the "Acknowledgement and Consent"), duly executed and delivered by each Subsidiary Guarantor.

          (d)    No Defaults.    After giving effect to this Agreement, no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

          (e)    Representations and Warranties.    After giving effect to this Agreement, the representations and warranties of the Borrower and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

          (f)    Fees.    Borrower shall have paid to Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due, including, without limitation, pursuant to the first sentence of Section 5.1(a) of this Agreement.

          (g)    Other Matters.    The Administrative Agent shall have received such other instruments and documents as the Administrative Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Administrative Agent.

        4.2    Additional Conditions to Effectiveness of Sections 2(a) and 2(b).    Sections 2(a) and 2(b) of this Agreement shall, notwithstanding the prior effectiveness of the Agreement, become effective only if Lenders holding at least 66 2/3% of all Loans shall have executed and delivered this Agreement.

SECTION 5.    MISCELLANEOUS

        5.1.    Miscellaneous.    The parties hereto hereby further agree as follows:

          (a)    Fees, Costs, Expenses and Taxes.    The Borrower agrees to pay to the Administrative Agent on behalf of each Lender which has executed and delivered this Agreement on or prior to 5:00 p.m. E.S.T. on May 6, 2004, an amendment fee of 0.125% of the aggregate outstanding principal amount of the Loans of such Lender, which fee shall be earned and payable on the effective date of this Agreement. If by June 30, 2004, Borrower shall not have made the Minimum Term B Prepayment, then the Borrower shall pay each Lender which has executed and delivered this Agreement or any direct or indirect assignee of such Lender, a further amendment fee of 0.125% of the aggregate outstanding principal amount of the Loans of such Lender, which fee shall be earned and payable on July 1, 2004. The Borrower further agrees to pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

          (b)    Counterparts.    This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

          (c)    Headings.    Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          (d)    Integration.    This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

          (e)    Governing Law.    THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (f)    Binding Effect.    This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

          (g)    Limitations.    Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of the Administrative Agent and the Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of the Administrative Agent and the Lenders to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents.

          (h)    Reference to and Effect on the Credit Agreement.    The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower acknowledges and agrees that this Agreement constitutes a "Loan Document" for purposes of the Credit Agreement. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

DEUTSCHE BANK TRUST COMPANYAMERICAS, Individually as a Lender and as Administrative Agent
By:	/s/ FRANK FAIJO
Name:	Frank Faijo
Title:	Director
HUNTSMAN LLC
By:	/s/ SEAN DOUGLAS
Name:	Sean Douglas
Title:	Vice President and Treasurer

EXHIBIT A

FORM OF
ACKNOWLEDGMENT AND CONSENT

        The undersigned entities, constituting Subsidiaries of the Borrower (each, a "Subsidiary Guarantor"), hereby acknowledge that they have reviewed the terms and provisions of the Amended and Restated Credit Agreement dated as of September 30, 2002, by and among Huntsman LLC (formerly known as Huntsman Company LLC), as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and the lenders parties thereto (as heretofore amended, modified or supplemented, the "Agreement"; capitalized terms used herein without definition have the meanings ascribed thereto in the Agreement) and the Fifth Amendment to Amended and Restated Credit Agreement (the "Amendment") and consent to the amendment of the Agreement pursuant to the Amendment and the other matters contemplated under the Amendment.

        Each Subsidiary Guarantor hereby acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of the Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties applicable to it contained in the Agreement as amended by this Amendment and the Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Effective Date, to the same extent as though made on and as of that date (except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

        Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, each Subsidiary Guarantor is not required by the terms of the Agreement or any other Loan Document to consent to the amendment of the Agreement effected pursuant to this Amendment and (ii) nothing in the Agreement or this Amendment or any other Loan Document shall be deemed to require the consent of each Subsidiary Guarantor to any future amendment of the Agreement or any other Loan Document.

        IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Acknowledgement and Consent to the Fifth Amendment to Amended and Restated Credit Agreement to be duly executed and delivered by its proper and duly authorized officer as of the 6th day of May, 2004.

[signature page follows]

Ex. A-1

HUNTSMAN CHEMICAL PURCHASING CORPORATION
HUNTSMAN INTERNATIONAL CHEMICALS CORPORATION
HUNTSMAN INTERNATIONAL TRADING CORPORATION
HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION
POLYMER MATERIALS INC.
AIRSTAR CORPORATION
HUNTSMAN PROCUREMENT CORPORATION
JK HOLDINGS CORPORATION
HUNTSMAN SPECIALTY CHEMICALS HOLDING CORPORATION
By:
Name:
Title:

HUNTSMAN AUSTRALIA INC.
HUNTSMAN CHEMICAL FINANCE CORPORATION
HUNTSMAN ENTERPRISES INC.
HUNTSMAN FAMILY CORPORATION
HUNTSMAN GROUP HOLDINGS FINANCE CORPORATION
HUNTSMAN GROUP INTELLECTUAL PROPERTY HOLDINGS CORPORATION
HUNTSMAN INTERNATIONAL SERVICES CORPORATION
HUNTSMAN MA INVESTMENT CORPORATION
HUNTSMAN MA SERVICES CORPORATION
HUNTSMAN PETROCHEMICAL FINANCE CORPORATION
By:
Name:
Title:
HUNTSMAN EXPANDABLE POLYMERS COMPANY, LC
By:	Huntsman Chemical Company LLC, its Manager
By:
Name:
Title:
HUNTSMAN PETROCHEMICAL CANADA HOLDINGS CORPORATION
By:
Name:
Title:
HUNTSMAN POLYMERS HOLDINGS CORPORATION
By:
Name:
Title:

Ex. A-2

HUNTSMAN CHEMICAL COMPANY LLC HUNTSMAN PETROCHEMICAL CORPORATION HUNTSMAN POLYMERS CORPORATION
By:
Name:
Title:
HUNTSMAN FUELS, L.P. PETROSTAR FUELS LLC
By:
Name:
Title:
HUNTSMAN PURCHASING, LTD.
By:	Huntsman Procurement Corporation, its General Partner
By:
Name:
Title:
PETROSTAR INDUSTRIES LLC
By:
Name:
Title:

Ex. A-3

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FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT